                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[_]     Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[_]     Definitive Additional Materials
[_]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                            BIOLASE TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

        (2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

        (4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

        (5)    Total fee paid:

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[_]     Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount previously paid:

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        (2)    Form, Schedule or Registration Statement No.:

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        (3)    Filing party:

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        (4)    Date filed:

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

                                 [BIOLASE LOGO]

                            BIOLASE TECHNOLOGY, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 23, 2002

TO OUR STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BioLase Technology, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 23, 2002, at 2:00 p.m. Pacific Time at the Company's offices at 981 Calle Amanecer, San Clemente, California 92673, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

         1. To elect four directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal;

         2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2002;

         3. To approve the BioLase Technology, Inc. 2002 Stock Incentive Plan (the "2002 Plan") as a replacement to the BioLase Technology, Inc. 1998 Stock Option Plan (the "1998 Plan"); and

         4. To transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

         Only stockholders of record at the close of business on April 9, 2002 are entitled to notice of and to vote at the Annual Meeting. The stock transfer books of the Company will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company and at the Annual Meeting.

         All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                                    Sincerely,

                                    /s/ FEDERICO PIGNATELLI


                                    Federico Pignatelli
                                    Chairman of the Board of Directors

San Clemente, California
April 19, 2002

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                 [BIOLASE LOGO]

                            BIOLASE TECHNOLOGY, INC.
                               981 Calle Amanecer
                         San Clemente, California 92673

                            _________________________

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2002
                            _________________________

General

         The enclosed proxy (the "Proxy") is solicited on behalf of the Board of Directors of BioLase Technology, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Thursday, May 23, 2002 (the "Annual Meeting") and at any adjournment or postponement thereof. The Annual Meeting will be held at 2:00 p.m. Pacific Time at the Company's offices at 981 Calle Amanecer, San Clemente, California 92673. These Proxy solicitation materials were mailed on or about April 25, 2002 to all stockholders entitled to vote at the Annual Meeting.

Voting; Quorum

         The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy. On April 9, 2002, the record date (the "Record Date") for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 19,852,948 shares of the Company's common stock (the "Common Stock") were outstanding. No shares of the Company's preferred stock are outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on the Record Date. Stockholders may not cumulate votes in the election of directors.

         The presence at the Annual Meeting, either in person or by proxy, of holders of shares of the Company's outstanding stock entitled to vote and representing a majority of the voting power of all of such shares shall constitute a quorum for the transaction of business. In the election of directors, the four nominees receiving the highest number of affirmative votes will be elected. With regard to Proposals Two and Three, the affirmative vote of the holders of Common Stock representing a majority of the voting power present or represented by proxy and voting at the Annual Meeting and entitled to vote on the subject matter is being sought.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. With regard to Proposal One, broker non-votes and votes marked "withheld" will not be counted towards the tabulations of votes cast on such proposal presented to the stockholders. With regard to Proposals Two and Three, abstentions will be counted towards the tabulations of votes cast on such proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether such proposals have been approved.

Proxies

         If the enclosed form of Proxy is properly signed and returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the Proxy does not specify how the shares represented thereby are to be voted, the Proxy will be voted FOR the election of the directors proposed by the Board unless the authority to vote for the election of such directors is withheld and, if no contrary instructions are given, the Proxy will be voted FOR the approval of Proposals Two and Three described in the accompanying Notice and Proxy. You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Secretary of the Company at the Company's principal executive offices at 981 Calle Amanecer, San Clemente, California 92673 a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

Solicitation

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The Company may retain a proxy solicitor to assist in the distribution of Proxies and Proxy solicitation materials. Generally, the fee for such services is approximately $15,000 plus expenses. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, facsimile or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

Deadline for Receipt of Stockholder Proposals

         Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2003 Annual Meeting of Stockholders must be received no later than December 24, 2002, in order that they may be included in the proxy statement and form of proxy relating to that meeting. In addition, the proxy solicited by the Board of Directors for the 2003 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company receives notice of such proposal no later than March 10, 2003.

Note with Respect to Forward-Looking Statements

         The Company has made forward-looking statements in this Proxy Statement that relate to expectations concerning matters that are not historical facts. Words such as "projects," "believes," anticipates," "plans," "expects," "intends" and similar words and expressions are intended to identify forward-looking statements. Although the Company believes that such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from such expectations, including risks described in this Proxy Statement. All forward-looking statements attributable to the Company are expressly qualified in their entirety by such language. The Company does not undertake any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                             ______________________

                                  PROPOSAL ONE:

                              ELECTION OF DIRECTORS

General

         The Board of Directors currently consists of four persons whose term of office expires at the Annual Meeting. The directors to be elected will serve until the 2003 Annual Meeting of Stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. If this proposal is approved, the Board will consist of four persons.

         Each nominee for election is currently a director of the Company and has agreed to serve if elected. Management has no reason to believe that any of the nominees will be unavailable to serve. In the event any of the nominees named herein is unable to serve or declines to serve at the time of the Annual Meeting, the persons named in the enclosed Proxy will exercise discretionary authority to vote for substitutes. Unless otherwise instructed, the proxy holders will vote the Proxies received by them FOR the nominees named below.

Nominees for Term Ending Upon the 2003 Annual Meeting of Stockholders

         Federico Pignatelli, 49, has served as the Company's Chairman of the Board since 1994 and as a director of the Company since 1991. He has served as Chairman of the Board and Chief Executive Officer of Studio Management, Inc. and as general partner of Pier 59 Studio, L.P., in New York, the world's largest complex of digital photographic studios, since 1995. Previously, Mr. Pignatelli was Managing Director at Gruntal & Company, an investment banking and brokerage firm and was Managing Director of Ladenburg, Thalmann & Co., another investment banking and brokerage firm.

         William A. Owens, 61, has served as a director of the Company since 1998. Admiral Owens has served as Co-Chief Executive Officer since 1999, and Vice Chairman since 1998, of Teledesic LLC, a developer of satellite communications networks. He also has served as Chief Executive Officer of Teledesic Holdings Ltd., an affiliate of Teledesic LLC. From 1996 to 1998, Admiral Owens was President, Chief Operating Officer and Vice Chairman of Science Applications International Corporation. Admiral Owens retired from the U.S. Navy in 1996 after 34 years of service. During his naval career, his positions included Vice Chairman of the Joint Chiefs of Staff, the nation's second-highest ranking military officer, from 1993 to 1996; Deputy Chief of Naval Operations for Resources, Warfare Requirements and Assessments from 1991 to 1993; Commander of the U.S. Sixth Fleet from 1990 to 1991; and senior military assistant to the Office of the Secretary of State from 1988 to 1991. Admiral Owens also serves as a director of British American Tobacco Holding Ltd., Symantec Corporation and Microvision, Inc., as well as other public and private corporations.

         Jeffrey W. Jones, 45, has served as President, Chief Executive Officer and a director of the Company since 1998. From 1986 to 1998, Mr. Jones served in various executive capacities, including President and Chief Executive Officer, at HGM Medical Laser Systems, Inc., a manufacturer of medical lasers used in ophthalmologic, dental and anesthetic applications.

         George V. d'Arbeloff, 57, has served as a director of the Company since 1996. Since 2000, Mr. d'Arbeloff has served as the Chairman of Big Idea Group, Inc., a company that links inventors with other companies buying innovation. From 1996 to 2000, Mr. d'Arbeloff served as Chief Executive Officer of Retail Solutions, Inc., a small early-stage private company which sought protection under 11 USC Sec. 7.01 et. seq. in June 2000. From 1967 to 1996, he served in various executive capacities at Teradyne, Inc., a manufacturer of testing equipment for the semiconductor and electronics industries, including Vice President of Investor Relations from 1995 to 1996, Vice President and General Manager of the Semiconductor Test Group from 1992 to 1995 and Vice President and General Manager of the Industrial/Consumer Division of the Semiconductor Test Group from 1982 to 1992.

Board Committees and Meetings

         The Board of Directors held one meeting and acted by written consent various times during the fiscal year ended December 31, 2001 (the "2001 Fiscal Year"). The Board has an Audit Committee and a Compensation Committee. Each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served during the 2001 Fiscal Year.

         Audit Committee. The Audit Committee currently consists of three directors, Messrs. Pignatelli, Owens and d'Arbeloff, and is primarily responsible for approving the services performed by the Company's independent accountants and reviewing their reports regarding the Company's accounting practices and systems of internal accounting controls. The committee also reviews the Company's financial reports, its accounting and financial policies in general, and management's procedures and policies with respect to the Company's internal accounting controls. The Audit Committee held one meeting during the 2001 Fiscal Year and did not act by written consent during the 2001 Fiscal Year.

         The Board of Directors adopted and approved a written charter for the Audit Committee on February 26, 2001, a copy of which was attached as Appendix A
                                                                      ----------
to the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 9, 2001. The Board has determined that all members of the Audit Committee are "independent" as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers.

         Compensation Committee. The Compensation Committee currently consists of two directors, Messrs. Pignatelli and d'Arbeloff, and is primarily responsible for reviewing and developing the Company's general compensation policies and making recommendations to the Board of Directors on compensation levels for the Company's executive officers. The Compensation Committee also reviews and makes recommendations to the Board of Directors on matters relating to employee compensation and benefit plans. The Compensation Committee held one meeting during the 2001 Fiscal Year and did not act by written consent during the 2001 Fiscal Year.

Director Compensation

         Directors who are not employees of the Company or any of its subsidiaries do not currently receive any cash compensation from the Company for their service as members of the Board of Directors or any Board committee. However, directors are reimbursed for all reasonable travel and lodging expenses incurred by them in attending Board and committee meetings.

         Under the formula option grant program in effect under the 1998 Plan, each individual who is elected to the Board as a non-employee director, at an annual meeting of stockholders or at a special meeting at which directors are elected, automatically is granted, on the date of such election, a non-statutory option to purchase 30,000 shares of Common Stock. Each grant under the formula option grant program has an exercise price per share equal to the fair market value of the Common Stock on the grant date, and will have a maximum term of ten years, subject to earlier termination should the optionee cease to serve as a Board member. Each option vests at a rate of 7,500 shares per quarter, commencing three months after the date of grant. If no meetings are held at which directors are elected in a particular calendar year, then each non-employee director receives the automatic stock option grant on December 31 of that year. If a non-employee director becomes a director for the first time on a date other than the date of a meeting at which all directors are elected, he or she automatically is granted a non-statutory option to purchase the number of shares equal to 2,500 multiplied by the number of months from the grant date until June 1 of the next calendar year, vesting at a rate of 2,500 shares per month.

         Each automatic grant under the 1998 Plan has an exercise price per share equal to the fair market value per share of Common Stock on the grant date and has a maximum term of ten years, subject to earlier termination following the optionee's cessation of Board service for any reason.

         Under this formula option grant program, Messrs. Pignatelli, Owens and d'Arbeloff each received an automatic option grant on May 3, 2001 to purchase 30,000 shares of Common Stock at an exercise price of $2.22 per share.

         On May 3, 2001, the Company also granted Mr. Pignatelli a separate fully vested option to purchase an additional 50,000 shares of Common Stock at an exercise price of $2.22 per share.

         If approved at the Annual Meeting, the 2002 Plan will provide that the Company's non-employee directors will receive automatic option grants, similar to those granted under the 1998 Plan, and will be eligible to receive discretionary option grants under such plan. See page 9 for more details.

Required Vote

         The four nominees receiving the highest number of affirmative votes of the outstanding shares of the Common Stock present or represented by proxy and entitled to be voted for them, shall be elected as directors. Each Proxy cannot be voted for a greater number of persons than four.

Recommendation of the Board of Directors

         The Board of Directors recommends that the stockholders vote FOR the election of the nominees listed above.

                                  PROPOSAL TWO:

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected the firm of PricewaterhouseCoopers LLP, independent public accountants for the Company during the 2001 Fiscal Year, to serve in the same capacity for the year ending December 31, 2002, and is asking the stockholders to ratify this appointment. Stockholder ratification of such selection is not required by the Company's Bylaws or other applicable legal requirement. However, the Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

         A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Fees Billed to Company by PricewaterhouseCoopers LLP during 2001 Fiscal Year:

         Audit Fees

         Audit fees billed to the Company by PricewaterhouseCoopers LLP during the Company's 2001 Fiscal Year for the audit of the Company's annual consolidated financial statements and a review of those consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q totaled $77,000.

         Financial Information Systems Design and Implementation Fees

         The Company did not engage PricewaterhouseCoopers LLP to provide advice to the Company regarding financial information systems design and implementation during the 2001 Fiscal Year.

         All Other Fees

         Fees billed to the Company by PricewaterhouseCoopers LLP during the Company's 2001 Fiscal Year for all other non-audit services rendered to the Company, including tax related services, totaled $15,000.

Determination of Independence

         The Company's Audit Committee has determined that the fees received by PricewaterhouseCoopers LLP for the non-audit related services listed above are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Vote

         The affirmative vote of the holders of a majority of the shares present or represented and entitled to vote at the meeting is being sought to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002.

Recommendation of the Board of Directors

         The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company's independent accountants for the fiscal year ending December 31, 2002.

                                 PROPOSAL THREE:

       APPROVAL OF THE BIOLASE TECHNOLOGY, INC. 2002 STOCK INCENTIVE PLAN

     The Company's stockholders are being asked to approve the implementation of the 2002 Plan as the successor to the 1998 Plan. The 2002 Plan will become effective immediately upon stockholder approval, and all outstanding options and the remaining share reserve under the 1998 Plan will be transferred to the new 2002 Plan at that time. Once the 2002 Plan is effective, the 1998 Plan will terminate and no further option grants or stock issuances will be made under that plan.

2002 Plan

     The following is a summary of the principal features of the 2002 Plan. Any Company stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to the Company at 981 Calle Amanecer, San Clemente, California 92673.

     Purpose

     The 2002 Plan is designed to serve as a comprehensive equity incentive program to attract and retain the services of individuals essential to the Company's long-term growth and financial success. Accordingly, the Company's officers and other employees, the non-employee directors and independent contractors will have the opportunity to acquire a meaningful equity interest in the Company through their participation in the 2002 Plan.

     Equity Incentive Programs

     The 2002 Plan will consist of three equity incentive programs: (1) the discretionary option grant program, (2) the stock issuance program, and (3) the automatic option grant program for the Company's non-employee directors. The principal features of each program are described below.

     Administration

     Both the Board of Directors and the Compensation Committee have the authority to administer the discretionary option grant and stock issuance programs with respect to option grants and stock issuances made to the Company's executive officers and non-employee directors and will also have the authority to make option grants and stock issuances under those programs to all other eligible individuals. The Board of Directors may at any time appoint a secondary committee comprised of one or more directors to have concurrent authority to make option grants and stock issuances under those two programs to individuals other than executive officers and non-employee directors. Neither the Board of Directors nor any committee of the Board of Directors will exercise any administrative discretion under the automatic option grant program. All grants under that program will be made in strict compliance with the express provisions of such program.

     The term "Plan Administrator," as used in this summary, will mean the Board of Directors, Compensation Committee and any secondary committee, to the extent each such entity is acting within the scope of its administrative authority under the 2002 Plan.

     Share Reserve

     The share reserve will consist of (a) the shares of the Common Stock which will be transferred from the 1998 Plan, including the shares subject to the outstanding options under that plan plus (b) an increase of 1,000,000 shares. As of April 1, 2002, options to purchase 1,492,000 shares of Common Stock were outstanding under the 1998 Plan, and another 508,000 shares of Common Stock remained available for future grant under that plan. The total number of shares authorized for issuance under the 1998 Plan was previously approved by the Company's stockholders.

     No participant in the 2002 Plan will be able to receive option grants or direct stock issuances for more than 1,500,000 shares of Common Stock in total in a single calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. Stockholder approval of this Proposal will also constitute approval of that 1,500,000-share limitation for purposes of Internal Revenue Code Section 162(m).

     The shares of Common Stock issuable under the 2002 Plan will be drawn from shares of authorized but unissued Common Stock or from shares of Common Stock which the Company acquires, including shares purchased on the open market or in private transactions.

     Shares subject to any outstanding options under the 2002 Plan (including options transferred from the 1998 Plan) which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the 2002 Plan which the Company subsequently purchases, at a price not greater than the option exercise or direct issue price paid per share, pursuant to the Company's purchase rights under the 2002 Plan will be added back to the number of shares reserved for issuance under the 2002 Plan and will accordingly be available for subsequent issuance.

     Changes in Capitalization

     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2002 Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the 2002 Plan in a single calendar year, (iii) the number and/or class of securities for which grants are to be made subsequently under the automatic option grant program to new and continuing non-employee directors, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option transferred from the 1998 Plan to the 2002 Plan. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the 2002 Plan or the outstanding options thereunder.

     Eligibility

     Officers and employees, non-employee directors and independent contractors in the Company's service or in the service of its parent or subsidiary companies (whether now existing or subsequently established) will be eligible to participate in the discretionary option grant and stock issuance programs. Participation in the automatic option grant program will be limited to the non-employee members of the Board of Directors.

     As of April 1, 2002, approximately 110 employees, including four executive officers, and three non-employee directors, would have been eligible to participate in the discretionary option grant and stock issuance programs if the 2002 Plan were in effect at that time. The three non-employee directors would have also been eligible to participate in the automatic option grant program had the 2002 Plan been in effect at that time.

     Discretionary Option Grant Program

     The Plan Administrator will have complete discretion under the discretionary option grant program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

     Each granted option will have an exercise price per share determined by the Plan Administrator, but the exercise price will not be less than 100% of the fair market value of the option shares on the grant date. No granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date.

     However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by the Company, at the lower of the exercise price paid per share or the fair market value per share (determined at the time of repurchase), if the optionee ceases service prior to vesting in those shares.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     Stock Issuance Program

     Shares may be issued under the stock issuance program at a price per share not less than their fair market value, payable in cash or through a full-recourse, interest-bearing promissory note. Shares may also be issued as a bonus for past services without any cash outlay required of the recipient. Shares of Common Stock may also be issued under the program pursuant to share right awards that entitle the recipients to receive those shares upon the attainment of designated performance goals. The Plan Administrator will have complete discretion under the program to determine which eligible individuals are to receive such stock issuances or share right awards, the time or times when those issuances or awards are to be made, the number of shares subject to each such issuance or award and the vesting schedule to be in effect for the stock issuance or share rights award.

     The shares issued may be fully and immediately vested upon issuance or may vest upon the completion of a designated service period or the attainment of pre-established performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the stock issuance program.

     Outstanding share right awards under the program will automatically terminate, and no shares of Common Stock will actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The Plan Administrator, however, will have the discretionary authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals are not attained.

     Automatic Option Grant Program

     Under the automatic option grant program, eligible non-employee members of the Board of Directors will receive a series of option grants over their period of board service.

     Each individual who is elected to the Board as a non-employee director, at an annual meeting of stockholders or at a special meeting at which directors are elected, automatically will be granted, on the date of such election, a non-statutory option to purchase 30,000 shares of Common Stock. Each option will vest at a rate of 7,500 shares per quarter, commencing three months after the date of grant. If a non-employee director becomes a member of the Board of Directors for the first time on a date other than the date of a meeting at which all directors are elected, he or she will automatically be granted a non-statutory option to purchase the number of shares equal to (a) 2,500 multiplied by (b) the difference between 12 and the number of months since the last meeting at which directors were elected. This option will vest at a rate of 2,500 shares per month. The shares subject to each initial option grant and each annual option grant will immediately vest in full if certain changes in control or ownership occur or if the optionee dies or becomes disabled while serving as a director.

     Each automatic grant will have an exercise price per share equal to the fair market value per share of Common Stock on the grant date and will have a maximum term of ten years, subject to earlier termination twelve months after the date of the optionee's cessation of Board service for any reason. Each automatic option will be immediately exercisable for all of the option shares. However, any shares purchased under such option will be subject to repurchase by the Company, at the lower of the exercise price paid per share or the fair market value per share (determined at the time of repurchase), should the optionee cease board service prior to vesting in those shares.

     Valuation

     The fair market value per share of Common Stock on any relevant date under the 2002 Plan will be deemed to be equal to the closing selling price per share on that date on the Nasdaq SmallCap Market. On April 9, 2002, the fair market value per share of Common Stock determined on such basis was $5.83.

     Acceleration

     In the event the Company should experience a change in control, each outstanding option under the discretionary option grant program will automatically accelerate in full, unless assumed or otherwise continued in effect by the successor corporation or replaced with a cash incentive program which preserves the spread existing on the unvested option shares (which is the excess of the fair market value of those shares over the option exercise price payable for such shares) and provides for subsequent payout of that spread no later than the time the optionee would have vested in such shares. In addition, all unvested shares outstanding under the discretionary option grant and stock issuance programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect.

     The Plan Administrator will have complete discretion to grant one or more options under the discretionary option grant program which will become exercisable for all the option shares in the event the optionee's service with the Company or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction in which those options are assumed or otherwise continued in effect. The vesting of outstanding shares issued under the stock issuance program may also be structured to accelerate upon similar terms and conditions.

     The Plan Administrator will have the discretion to structure one or more option grants under the discretionary option grant program so that those options will immediately vest upon the occurrence of certain events, including a change in control, regardless of whether the options are to be assumed or otherwise continued in effect. The Plan Administrator may also structure stock issuances under the stock issuance program so that those issuances will immediately vest upon the occurrence of certain events, including a change in control. The shares subject to each option granted under the automatic option grant program will immediately vest upon any change in control transaction and if a change in the majority of the Board of Directors effected through one or more contested elections for board membership occurs.

     A change in control will occur if (i) the Company is acquired by merger or asset sale or (ii) a change in ownership of more than 50% of the Company's outstanding voting stock occurs.

     The acceleration of vesting in the event of a change in the ownership or control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

     Stockholder Rights and Option Transferability

     No optionee will have any stockholder rights with respect to the shares subject to the option until such optionee has exercised the option and paid the exercise price for the shares. Incentive options will not be assignable or transferable other than by will or the laws of inheritance following optionee's death, and during the optionee's lifetime, the option may only be exercised by the optionee. However, the Plan Administrator may structure one or more non-statutory options under the 2002 Plan so that those options will be transferable during optionee's lifetime to one or more members of the optionee's family or to a trust established for one or more such family members or to the optionee's former spouse.

     Financial Assistance

     The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options under the discretionary option grant program or the purchase of shares under the stock issuance program through full-recourse, interest-bearing promissory notes.

     Special Tax Election

     The Plan Administrator may provide one or more holders of options or unvested share issuances under the 2002 Plan with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which they become subject in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such withholding tax liability.

     Amendment and Termination

     The Board of Directors may amend or modify the 2002 Plan at any time, subject to any required stockholder approval pursuant to applicable laws and regulations. Unless sooner terminated by the Board of Directors, the 2002 Plan will terminate on April 16, 2012.

1998 Plan

     All outstanding options under the 1998 Plan which are transferred to the 2002 Plan will continue to be governed by the terms of the agreements evidencing those options, and no provision of the 2002 Plan will affect or otherwise modify the rights or obligations of the holders of the transferred options with respect to their acquisition of Common Stock. However, the Plan Administrator will have complete discretion to extend one or more provisions of the 2002 Plan to the transferred options, to the extent those options do not otherwise contain such provisions.

Federal Income Tax Consequences

     Option Grants

     Options granted under the discretionary option grant program may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. All options granted under the automatic option grant program will be non-statutory options. The federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the
     -----------------
time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted and more than one year after the date the option is exercised for those shares. If the sale or disposition occurs before both of these two periods are satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then, in general, the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

     If the optionee makes a disqualifying disposition of the purchased shares, then, in general, the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount taxable to the optionee. The Company will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon
     ---------------------
the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested because they are subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the Company's taxable year in which such ordinary income is recognized by the optionee.

     Direct Stock Issuances

     The tax principles applicable to direct stock issuances under the 2002 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

     Deductibility of Executive Compensation

     Any compensation deemed paid by the Company in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) provided the grant was approved by a committee comprised of two or more "outside directors." Therefore, this compensation will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company, and accordingly, should be deductible by the Company without limitation under Code Section 162(m).

Accounting Treatment

     Option grants or stock issuances made to employees or directors under the 2002 Plan that have exercise or issue prices that are equal to or greater than the fair market value per share on the grant or issue date will not result in any direct charge to the Company's reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in footnotes to its financial statements, the pro-forma impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as a compensation expense.

     Option grants or stock issuances made to employees or directors under the 2002 Plan that have exercise or issue prices that are less than the fair market value per share on the grant or issue date will result in a direct compensation expense to the Company in an amount equal to the excess of such fair market value over the exercise or issue price. The expense must be amortized against the Company's earnings over the period that the option shares or issued shares are to vest.

     Option grants made to non-employee consultants under the 2002 Plan will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares.

     The number of outstanding options will affect the Company's earnings per share on a fully diluted basis.

Stock Awards

     The table below shows, as to the Company's Chief Executive Officer, the Company's one other most highly compensated executive officers (with base salary and bonus for the 2001 fiscal year in excess of $100,000) and the other individuals and groups indicated, the number of shares of Common Stock subject to option grants made under the Company's option plans from January 1, 2001 through April 1, 2002, together with the weighted average exercise price payable per share. The Company has not made any direct stock issuances to date under the Company's option plans.

                               Option Transactions

                                                                                              Weighted Average
                                                          Number of Shares Underlying          Exercise Price
                  Name and Position                            Options Granted (#)              per Share ($)
------------------------------------------------------- --------------------------------- ------------------------

Jeffrey W. Jones
   President, Chief Executive Officer and Director
   Nominee .............................................            300,000                           $5.17

Keith G. Bateman
   Vice President, Global Sales ........................            100,000                            5.17

All current executive officers as a group (4) ..........            630,000                            4.92

Federico Pignatelli
   Director Nominee ....................................             80,000                            2.22

William A. Owens
   Director Nominee ....................................             30,000                            2.22

George V. d'Arbeloff
   Director Nominee ....................................             30,000                            2.22

All current non-employee directors as a group (3) ......            140,000                            2.22

All employees, including current officers who are
not executive officers, as a group (20) ................            181,000                            4.34


New Plan Benefits

         No options have been granted to date under the 2002 Plan. However, if this Proposal is approved by the stockholders, then each of Messrs. Pignatelli, Owens and d'Arbeloff, the Company's non-employee directors, will receive an automatic option grant for 30,000 shares of Common Stock at the Annual Meeting with an exercise price per share equal to the closing selling price per share of Common Stock on that date. If this Proposal is not approved, then each of the non-employee directors will receive an automatic option grant for 30,000 shares under the 1998 Plan.

Vote Required

         The affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on this matter is required for approval of the 2002 Plan. Should such stockholder approval not be obtained, then the 2002 Plan will not be implemented. The 1998 Plan will, however, continue in effect, and option grants and stock issuances may continue to be made under the 1998 Plan until all the shares of Common Stock available for issuance under that plan have been issued.

Recommendation of the Board of Directors

         The Board of Directors deems this Proposal to be in the best interests of the Company and its stockholders and recommends a vote FOR approval of such Proposal.

                                  OTHER MATTERS

         The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Common Stock as of April 9, 2002 by (i) all persons who are known to the Company to be beneficial owners of five percent (5%) or more of the Common Stock, (ii) each director and nominee for director, (iii) the executive officers named in the Summary Compensation Table of the Executive Compensation and Related Information section of this Proxy Statement and (iv) all current directors and executive officers as a group.

                                                                                                    Percentage
                                                                                   Shares            of Shares
                                                                                 Beneficially       Beneficially
                               Beneficial Owner                                     Owned            Owned (1)
------------------------------------------------------------------------------- --------------    ----------------

Federico Pignatelli (2) ........................................................    698,750              3.45%

William A. Owens (3) ...........................................................    112,500               *

Jeffrey W. Jones (4) ...........................................................    578,200              2.83%

George V. d'Arbeloff (5) .......................................................    166,517               *

Keith G. Bateman (6) ...........................................................    141,350               *

All current directors and executive officers as a group (5 persons) (7) ........  1,697,317              8.00%

__________________

*        Represents less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Common Stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 9, 2002 are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated, the address for each of the individuals listed in the table is care of BioLase Technology, Inc., 981 Calle Amanecer, San Clemente, California 92673. Unless otherwise indicated by footnote, the persons named in the table have sole voting and sole investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws. Percentage of beneficial ownership is based on 19,852,948 shares of Common Stock outstanding as of April 9, 2002.

(2) Includes 391,250 shares subject to options, all of which are exercisable within 60 days of April 9, 2002.

(3) Consists of 112,500 shares subject to options, all of which are exercisable within 60 days of April 9, 2002.

(4) Includes 569,500 shares subject to options, all of which are exercisable within 60 days of April 9, 2002.

(5) Includes 148,335 shares subject to options, all of which are exercisable within 60 days of April 9, 2002.

(6) Includes 137,500 shares subject to options, all of which are exercisable within 60 days of April 9, 2002.

(7) Includes 1,359,085 shares subject to options, all of which are exercisable within 60 days of April 9, 2002.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

Directors, Executive Officers and Key Employees of the Company

         The following table sets forth certain information regarding the directors, executive officers and certain key employees of the Company as of April 9, 2002:

Name                                            Age     Positions with the Company
----                                            ---     --------------------------
Federico Pignatelli (1)(2) ...................  49      Chairman of the Board

William A. Owens (1) .........................  61      Director

Jeffrey W. Jones .............................  45      President, Chief Executive Officer and Director

George V. d'Arbeloff (1)(2) ..................  57      Director

Keith G. Bateman .............................  48      Vice President, Global Sales

Edson J. Rood ................................  58      Vice President, Chief Financial Officer and Secretary

Ioana Rizoiu .................................  37      Vice President, Research and Development

(1)  Member of Audit Committee
(2)  Member of Compensation Committee

         The following is a brief description of the capacities in which each of the Company's directors, executive officers and key employees has served during the past five years. The biographies of Federico Pignatelli, William A. Owens, Jeffrey W. Jones and George V. d'Arbeloff appear earlier in this Proxy Statement. See "Proposal One: Election of Directors."

         Keith G. Bateman, 48, has served as Vice President of Global Sales since 1999. From 1994 to 1998, Mr. Bateman held key executive positions with the international and domestic divisions of HGM Medical Laser Systems, Inc., a manufacturer of medical lasers used in ophthalmologic, dental and anesthetic applications. Prior to that, he held several positions in sales, marketing and management at various companies in the computer industry.

         Edson J. Rood, 58, has served as Vice President, Chief Financial Officer and Secretary since July 2001. From 1990 to 2001, Mr. Rood served as Chief Financial Officer for Scripps Health. Prior to that, Mr. Rood served as Vice President of Finance for Scripps Hospitals, and he served with the accounting firm of Arthur Young & Company.

         Ioana Rizoiu, 37, has served as Vice President of Research and Development since 1997. From 1995 to 1997, Ms. Rizoiu served as Director of Research and Development and from 1992 to 1995, she was a physicist at the Company.

         The Company's executive officers are elected by the Board of Directors on an annual basis and serve at the discretion of the Board of Directors, subject to the terms of any employment agreements with the Company, until their successors have been duly elected and qualified or until their earlier resignation or removal. There are no family relationships among any of the directors or executive officers of the Company.

Summary of Cash and Certain Other Compensation

         The following table provides certain summary information concerning the compensation earned by the Company's Chief Executive Officer and each of the executive officers of the Company whose salary and bonus for the 2001 Fiscal Year was in excess of $100,000, for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended December 31, 1999, 2000 and 2001. The listed individuals shall be hereinafter referred to as the "named executive officers." No other executive officers who would have otherwise been includable in such table on the basis of salary and bonus earned for the 2001 Fiscal Year have been excluded by reason of their termination of employment or change in executive status during that year.

                           SUMMARY COMPENSATION TABLE

                                               Annual Compensation              Long-Term
                                                                               Compensation

                                                                                  Awards
                                                                             -----------------
                                                                                Securities
                                                                                Underlying
Name and Principal Positions        Year      Salary ($)        Bonus ($)       Options (#)
--------------------------------  -------- ---------------- --------------- ------------------
Jeffrey W. Jones                    2001      $240,000             --            300,000
     President and Chief            2000       240,000             --                 --
     Executive Officer              1999       220,000        $40,000(1)         100,000(3)

Keith G. Bateman                    2001       110,000         69,019(2)         100,000
     Vice President, Global Sales   2000       110,000         27,442(2)              --
                                    1999       123,400          1,668(2)         125,000(4)

______________________

(1)      Represents bonus earned in 1999.

(2)      Represents commissions earned during fiscal year.

(3) An option to purchase 100,000 shares (which was granted in 1998) was cancelled on 12/15/99 and, in exchange, an option to purchase 100,000 shares was granted on that same date.

(4) Options to purchase 175,000 were granted during 1999 and an option to purchase 50,000 shares was cancelled during that same year.

Stock Options and Stock Appreciation Rights

         The following table contains information concerning the stock options granted to the named executive officers during the 2001 Fiscal Year. All grants were made under the 1998 Plan. No stock appreciation rights were granted to the named executive officers during the 2001 Fiscal Year.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                  Potential Realizable Value At
                                                                                  Assumed Annual Rates Of Stock
                                                                                  Price Appreciation For Option
                                              Individual Grants                              Term (1)
                    ----------------------------------------------------------- -----------------------------------
                        Number of     Percent Of
                        Securities   Total Options
                        Underling     Granted To     Exercise
                         Option      Employees In    Price Per      Expiration
       Nmae          Granted (#)(2)  Fiscal Year(3)  Share($)(4)       Date           5% ($)           10% ($)
------------------  --------------- --------------- ------------  -------------- --------------  ------------------
Jeffrey W. Jones         300,000(5)     36.99%          $5.17        12/20/11      $975,415.57      $2,471,894.56
Keith G. Bateman         100,000(6)     12.33%           5.17        12/20/11       325,138.52         823,964.85

____________________

(1) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of its future Common Stock prices. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These amounts represent assumed rates of appreciation in the value of the Common Stock from the fair market value on the date of grant. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's Common Stock and overall stock market conditions. The amounts reflected in the table may not necessarily be achieved. Potential realizable values are net of exercise price, but before the payment of taxes associated with exercise.

(2) Each option has a ten year term, subject to earlier termination upon the optionee's termination of service. In the event of the dissolution or liquidation of the Company or any reorganization, merger or consolidation with one or more corporations or entities as a result of which the Company is not the surviving corporation, or any sale of all or substantially all of the assets of the Company, or the sale (by merger or otherwise) of more than 80% of the then outstanding Common Stock, each option must be assumed or an equivalent award substituted by the surviving or acquiring corporation. The vesting of these options may also be accelerated in full in connection with such a transaction.

(3) During the fiscal year ended December 31, 2001, the Company granted options to its employees to purchase 811,000 shares of Common Stock.

(4) All options were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant.

(5) Option vests in equal monthly installments over a two-year period following the grant date.

(6) Option vests in equal quarterly installments over a two-year period following the grant date.

     Aggregated Option\Fiscal Year-End Value

         The following table provides information, with respect to the named executive officers, concerning unexercised options held by them at the end of the 2001 Fiscal Year. None of the named executive officers exercised any stock options during the 2001 Fiscal Year and no stock appreciation rights were held by the named executive officers at the end of such year.

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                  OPTION VALUES

             Name                 Number Of Securities Underlying     Value Of Unexercised In-The-Money
                                      Unexercised Options At                      Options At
                                        Fiscal Year End (#)                 Fiscal Year End ($) (1)
                             ---------------------------------------------------------------------------
                                Exercisable        Unexercisable      Exercisable       Unexercisable
    ----------------------------------------------------------------------------------------------------
    Jeffrey W. Jones              507,000             300,000          1,807,445           156,000

    Keith G. Bateman              125,000             100,000           441,719            52,000

    ________________________

     (1) Based upon the market price of $5.69 per share, determined on the basis of the closing sale price per share of Common Stock on the Nasdaq SmallCap Market on the last day of the fiscal year ended December 31, 2001, less the option exercise price payable per share, multiplied by the number of shares underlying the options.

     Employment Contracts, Termination of Employment and Change in Control Arrangements

         In January 2002, the Company entered into an employment agreement and a stock option agreement with Jeffrey W. Jones, its President and Chief Executive Officer. Under the terms of the employment agreement, Mr. Jones receives a base annual salary of $240,000, an annual bonus equal to 0.5% of all sales in excess of $10,000,000 for the fiscal years 2002 and 2003, and a monthly housing allowance of $3,500 for the fiscal year 2002 for expenses incurred in maintaining a residence in California in connection with his employment with the Company. Mr. Jones also is entitled to receive an automobile allowance, four weeks' paid vacation per year, reimbursement of reasonable periodic travel expenses for traveling to and from his permanent residence in Wyoming, and other executive benefits. The term of Mr. Jones' agreement ends on December 31, 2003, but his employment will continue on a calendar quarter to calendar quarter basis on the terms existing at that time until terminated on at least 90 days prior notice by either party, or until the employment agreement is amended, renewed or extended. The Company may immediately terminate the employment agreement at any time for cause as defined in the employment agreement. If the Company terminates Mr. Jones' employment prior to January 1, 2003 other than for cause, Mr. Jones will be entitled to receive severance pay in an amount equal to twelve times his base monthly salary. If the Company terminates Mr. Jones' employment subsequent to January 1, 2003 other than for cause, Mr. Jones will be entitled to receive salary and bonus payments for at least an additional six months, and severance pay in an amount equal to at least six times his base monthly salary.

         In addition, Mr. Jones was granted a stock option to purchase up to 300,000 shares of Common Stock at an exercise price of $5.17 per share, which is equal to the fair market value of the Common Stock on December 20, 2001. The stock option vests at a rate of 12,500 shares per month and expires ten years from the date of grant, subject to earlier termination should Mr. Jones cease to provide service to the Company. If Mr. Jones' employment is terminated by the Company other than for cause, the stock option will continue to vest for the longer of the balance of the calendar year in which the termination occurs or six months following the termination.

         In Mr. Jones' employment agreement, the Company agreed to indemnify Mr. Jones to the maximum extent permitted under Delaware law against any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative, threatened or initiated against Mr. Jones by reason of the fact that he was serving as an officer, director, employee or agent of the Company or was serving at the request of the Company as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

         In January 1999, the Company entered into an agreement with Keith G. Bateman, its Vice President, Global Sales. Under the terms of this agreement, in the event of an acquisition or merger of the Company, the surviving entity either must offer Mr. Bateman a one-year employment agreement with the same or better terms of compensation or must pay Mr. Bateman severance in an amount equal to nine times his monthly base salary, commissions and bonus.

         The Company's Plan Administrator has the authority to provide for accelerated vesting of the shares of Common Stock subject to any outstanding options held by the Chief Executive Officer or any other executive officer or any unvested share issuances actually held by such individual, in connection with certain changes in control of the Company or the subsequent termination of the officer's employment following the change of control event.

                             AUDIT COMMITTEE REPORT

         The information contained in this Report shall not be deemed to be "soliciting material" or to be "filed" or incorporated by reference into any future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

         The following is the Report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2001, included in the Company's Annual Report on Form 10-K for that year, which include the consolidated balance sheets of the Company as of December 31, 2001, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 2001, and the notes thereto.

Review with Management

         The audit committee has reviewed and discussed the Company's audited financial statements with management.

Review and Discussions with Independent Accountants

         The audit committee has discussed with the Company's independent accountants, PricewaterhouseCoopers LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

         The audit committee also has received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as amended, and has discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP from the Company.

Conclusion

         Based on the review and discussions referred to above in this Report, the audit committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                              Submitted by the Audit Committee of
                              the Board of Directors

                              Federico Pignatelli
                              William A. Owens
                              George V. d'Arbeloff

Compensation Committee Interlocks and Insider Participation

         During 2001, the Compensation Committee consisted of Messrs. Pignatelli and d'Arbeloff. Except for Mr. Pignatelli, the Company's Chairman, no member of the Compensation Committee was an officer or employee of the Company at any time during the 2001 fiscal year or at any other time. The Board of Directors as a whole, including the Company's Chief Executive Officer, Jeffrey W. Jones, made all compensation decisions with respect to the Company's executive officers during 2001. No current executive officer of the Company has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board of Directors or Compensation Committee.

REPORT ON EXECUTIVE COMPENSATION

         During 2001, the Compensation Committee's primary responsibility was to review and develop the Company's general compensation policies and make recommendations to the Board of Directors on compensation levels for the Company's executive officers. After receiving and reviewing the Compensation Committee's recommendations, the Board of Directors decided the overall compensation packages, including option grants, provided to each of the executive officers of the Company, including the President and Chief Executive Officer.

         General Compensation Policy. The Board and the Compensation Committee believe that the compensation programs for the Company's executive officers should reflect the Company's performance and the value created for the Company's stockholders. In addition, the Company's compensation programs are meant to support the short-term and long-term strategic goals and values of the Company and should reward individual contribution to the Company's success. When establishing overall compensation, the Board or the Compensation Committee take into consideration the amounts paid to executive officers of companies with business structure, size, location and stage of development similar to the Company.

         The goal of the Board and the Compensation Committee is to attract and retain executive officers who will strive for excellence and to motivate those individuals to achieve superior performance by providing them with rewards for assisting the Company in meeting targets regarding revenues, profitability and technology development. In order to achieve this goal, the policy of the Board and the Compensation Committee is to provide the Company's Chief Executive Officer and other executive officers with competitive compensation opportunities based upon their contribution to the financial success of the Company and their personal performance. The objective of the Board and the Compensation Committee is to have a substantial portion of each executive officer's compensation contingent upon the Company's performance. Accordingly, the compensation package for the Chief Executive Officer and other executive officers is comprised of three elements: (1) a base salary, designed to be competitive with salary levels in the industry and to reflect individual performance; (2) a discretionary annual incentive bonus payable in cash and tied to the Company's achievement of annual financial and other performance goals; and (3) where appropriate, long-term stock-based incentive awards designed strengthen the mutuality of interests between the executive officer and the Company's stockholders.

         The Board or the Compensation Committee periodically reviews total compensation levels and the distribution of compensation among the three elements identified above for each of the executive officers in the context of the compensation policy of the Company and compensation packages awarded to executive officers in comparable positions at companies within related industries. The Board and the Compensation Committee believe that the Company's most direct competitors for executive talent include significantly larger and better-capitalized companies in the medical device industry, comprising a broader range of companies than those with which the Company is usually compared for purposes of stock performance.

         Base Salary. During 2001, the Compensation Committee reviewed the base salary of each executive officer. In assessing appropriately competitive salary levels, the Compensation Committee considered each officer's position, experience and tenure with the Company, the duties and changes in duties of each officer, the past accomplishments and expected future contributions of each officer, and information on competitive compensation levels for similar executive positions. Based upon this evaluation, the Board of Directors decided not to adjust base salaries of the Company's executive officers during 2001.

         Discretionary Annual Incentive Bonuses. An executive officer may be awarded discretionary annual incentive bonuses based on the Company's results of operations and financial performance, the performance of the executive officer in that officer's area of responsibility and the officer's contribution to the Company's operating performance. Based on these criteria, no discretionary bonuses were awarded during 2001.

         Long Term Stock-Based Incentives. Stock-based incentives are designed to align the interests of the Company's executive officer with those of the Company's stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Options allow the officers to acquire shares of Common Stock at a fixed price per share (generally the market price on the grant date) over a specified period of time (up to ten years). Options generally become exercisable in a series of installments over a two to four-year period, contingent upon the officer's continued employment with the Company. Accordingly, options provide a return to the executive officer only if he or she remains employed by the Company during the vesting period, and then only if the market price of the shares appreciates over the option term.

         The size of the option grant to each executive officer, including any grant considered for the Chief Executive Officer, is set at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, the individual's personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. The Board or the Compensation Committee may also take into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual. Based on these criteria, option grants to each of the Company's executive officers were made during 2001.

         CEO Compensation. In setting the total compensation payable to the Company's Chief Executive Officer for 2001, the Board of Directors sought to provide Mr. Jones with a stable level of cash compensation within the range of compensation found among competitive companies, and to recognize Mr. Jones' contributions to the Company's overall performance. It was determined that the level of Mr. Jones' cash compensation did not require adjustment during the year. However, Mr. Jones was granted an option to purchase 300,000 shares during 2001. Mr. Jones' employment agreement with the Company expired on December 31, 2001, but the Company and Mr. Jones have entered into a new agreement that expires December 31, 2003.

         Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent that such compensation exceeds $1.0 million per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based. Non-performance-based compensation paid to the Company's executive officers for the 2001 fiscal year did not exceed the $1.0 million limit per officer, and the Company does not expect the non-performance-based compensation to be paid to its executive officers for the 2002 fiscal year to exceed that limit. Because it is unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1.0 million limit, the Company does not expect to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers so as to qualify that compensation as performance-based compensation under Section 162(m). The Company will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1.0 million level.

         Option grants made to date under the 1998 Plan have not met the requirements necessary to qualify as performance-based compensation because the 1998 Plan did not impose the requisite limitation on the maximum number of shares for which option grants may be made to any one individual. However, the Company will be asking its stockholders to approve a new option plan, the 2002 Plan as a replacement to the 1998 Plan. This 2002 Plan will impose the requisite limitation on the maximum number of shares for which options may be granted per individual. Therefore, assuming a committee comprised solely of outside directors as required by Section 162(m) makes all option grants to executive officers of the Company, any compensation deemed paid in connection with the exercise of future option grants made to executive officers under the 2002 Plan with an exercise price equal to the fair market value of the option shares on the grant date should qualify as performance-based compensation that will not be subject to the $1.0 million limitation.

         It is the opinion of the Board of Directors and the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interests of the Company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

                                        Submitted by the Board of Directors

                                        Federico Pignatelli
                                        William A. Owens
                                        Jeffrey W. Jones
                                        George V. d'Arbeloff

STOCK PERFORMANCE GRAPH

         The graph depicted below shows a comparison of cumulative total stockholder returns for the Company's Common Stock, the S&P SmallCap 600 Index and the Nasdaq Medical Devices, Instruments and Supplies, Manufacturers and Distributors ("Med Devices") Index for the period from December 31, 1996, the last trading day before the beginning of fiscal year 1997, to December 31, 2001, the last trading day of the 2001 Fiscal Year.

         [STOCK PERFORMANCE GRAPH]





         Company/Index/Market            December 31, 1996    December 31, 2001

         BioLase Technology, Inc.             $100.00              $142.25
         Nasdaq Med Devices Index              100.00               174.29
         S&P SmallCap 600 Index                100.00               165.94

(1) The graph assumes that $100 was invested in the Company on December 31, 1996, in the Common Stock and in each index, and that all dividends were reinvested. The Company has not paid or declared any cash dividends on the Common Stock.

(2) The graph is required to be presented by the Securities and Exchange Commission. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, neither the preceding Stock Performance Graph nor the Report on Executive Compensation is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by the Company under those statutes.

CERTAIN TRANSACTIONS

         Since January 1, 2001, there has not been any transaction or series of similar transactions to which the Company was or is a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, holder of more than 5% of any class of the Company's voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 which require them to file reports with respect to their ownership of the Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports which the Company received from such persons for their 2001 Fiscal Year transactions in the Common Stock and their Common Stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 2001 Fiscal Year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its directors, executive officers and greater than ten percent beneficial owners, except as set forth below.

         Jeffrey W. Jones, the Company's President and Chief Executive Officer, filed a delinquent Form 5 with the Securities and Exchange Commission covering the stock option grant he received on December 20, 2001. Keith G. Bateman, the Company's Vice President of Global Sales, filed a delinquent Form 5 with the Securities and Exchange Commission covering the stock option grant he received on December 20, 2001.

ANNUAL REPORT

         The Company filed with the Securities and Exchange Commission an Annual Report on Form 10-K on April 1, 2002. A copy of the Annual Report on Form 10-K has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. No separate annual report to the stockholders was prepared by the Company. Stockholders may obtain a copy of the report on Form 10-K, without charge, by writing to BioLase Technology, Inc., 981 Calle Amanecer, San Clemente, California 92673.

                                            By Order of the Board of Directors


                                            /s/ EDSON J. ROOD
                                            Edson J. Rood
                                            Secretary

Dated:  April 19, 2002

                            BIOLASE TECHNOLOGY, INC.

                            2002 STOCK INCENTIVE PLAN
                            -------------------------

                                  ARTICLE ONE

                               GENERAL PROVISIONS
                               ------------------

   I.    PURPOSE OF THE PLAN

         The Plan is intended to promote the interests of the Corporation by providing eligible persons who are employed by or serve the Corporation or any Parent or Subsidiary with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

         Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

   II.   STRUCTURE OF THE PLAN

         A. The Plan shall be divided into three separate equity incentive programs:

                1. the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock;

                2. the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary); and

                3. the Automatic Option Grant Program under which eligible non-Employee directors shall automatically receive option grants at designated intervals over their period of continued Board service.

         B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

   III.  ADMINISTRATION OF THE PLAN

         A. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants made under that program.

         B. The Primary Committee and the Board shall have concurrent authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. (However, grants made to Section 16 Insiders by the entire Board will not be exempt from the million-dollar compensation deduction limitation of Code Section 162(m).) Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any discretionary option grants or stock issuances for members of the Primary Committee should be authorized by a disinterested majority of the Board.

         C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

         D. Service on the Primary Committee or the Secondary Committee shall constitute service as a director, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as directors for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

         E. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and procedures as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

   IV.   ELIGIBILITY

         A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                1. Employees,

                2. non-Employee members of the Board or the board of directors of any Parent or Subsidiary, and

                3. independent contractors who provide services to the Corporation (or any Parent or Subsidiary).

         B. Only non-Employee directors shall be eligible to participate in the Automatic Option Grant Program. A non-Employee director who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an initial option grant under the Automatic Option Grant Program at the time he or she first becomes a non-Employee director, but shall be eligible to receive annual option grants under the Automatic Option Grant Program while he or she continues to serve as a non-Employee director.

   V.    STOCK SUBJECT TO THE PLAN

         A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance under the Plan shall not exceed (1) the number of shares that remain available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders, including the shares subject to outstanding options under the Predecessor Plan plus (2) 1,000,000 shares of Common Stock, subject to the approval of the Corporation's stockholders at the 2002 Annual Stockholders' Meeting.

         B. No one person participating in the Plan may receive stock options and direct stock issuances for more than 1,500,000 shares of Common Stock pursuant to the Plan in the aggregate per calendar year.

         C. Shares of Common Stock subject to outstanding options (including options transferred to this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent (1) those options expire or terminate for any reason prior to exercise in full or (2) the options are cancelled in accordance with the cancellation/regrant provisions of the Plan. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

         D. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (1) the maximum number and/or class of securities issuable under the Plan, (2) the maximum number and/or class of securities for which any one person may be granted options and direct stock issuances under the Plan per calendar year, (3) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan (including the options transferred to this Plan from the Predecessor Plan), and (4) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program. Such adjustments to the outstanding options are to be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be binding.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM
                       ----------------------------------

   I.    OPTION TERMS

         Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator. However, each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

         A. Exercise Price.
            --------------

                1. The exercise price per share shall be fixed by the Plan Administrator.

                2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

                           (a) cash or check made payable to the Corporation,

                           (b) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                           (c) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

         Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         B. Exercise and Term of Options. Each option shall be exercisable at
            ----------------------------
such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of 10 years measured from the option grant date.

         C. Effect of Termination of Service.
            --------------------------------

                1. The following provisions shall govern the exercise of any options granted pursuant to the Discretionary Option Grant Program that are outstanding at the time of the Optionee's cessation of Service:

                     (a) Immediately upon the Optionee's cessation of Service, the option shall terminate with respect to the unvested shares subject to the option.

                     (b) Should the Optionee's Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct, then the option shall terminate immediately with respect to all shares subject to the option.

                     (c) Should the Optionee's Service terminate for reasons other than Misconduct, then the option shall remain exercisable during such period of time after the Optionee's Service ceases as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no option shall be exercisable after its Expiration Date. During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's Service ceased. Upon the expiration of the applicable exercise period or (if earlier) upon the Expiration Date, the option shall terminate with respect to any vested shares subject to the options.

                2. Among its discretionary powers, the Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                     (a) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service, but in no event beyond the expiration of the option term, and/or

                     (b) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

         The Plan Administrator should consider the tax and accounting consequences before exercising such discretion.

         D. Stockholder Rights. The holder of an option shall have no
            ------------------
stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

         E. Repurchase Rights. The Plan Administrator shall have the discretion
            -----------------
to grant options that are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while such shares are unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (1) the exercise price paid per share or (2) the Fair Market Value per share of Common Stock at the time of the repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

         F. Limited Transferability of Options. During the lifetime of the
            ----------------------------------
Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee's death. Non-Statutory Options shall be subject to the same restriction, except Non-Statutory Options may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's family or to a trust established exclusively for one or more such family members or to the Optionee's former spouse. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

    II.  INCENTIVE OPTIONS

         The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options, which are specifically designated as Non-Statutory Options when issued under the Plan, shall not be subject to the terms of this Section II.

         A. Eligibility.  Incentive Options may only be granted to Employees.
            -----------

         B. Dollar Limitation. The aggregate Fair Market Value of the shares of
            -----------------
Common Stock (determined as of the respective date) for which one or more options granted to any Employee pursuant to the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed $100,000. To the extent that an Optionee's options exceed that limit, they will be treated as Non-Statutory Options (but all of the other provisions of the option shall remain applicable), with the first options that were awarded to the Optionee to be treated as Incentive Options.

         C. 10% Stockholder. If any Employee to whom an Incentive Option is
            ---------------
granted is a 10% Stockholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five years measured from the option grant date.

    III. CHANGE IN CONTROL

         A. In the event a Change in Control occurs, the shares of Common Stock at the time subject to each outstanding option granted pursuant to this Discretionary Option Grant Program shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. However, an outstanding option shall not become vested on such an accelerated basis if and to the extent: (1) such option is to be assumed by the successor corporation (or parent thereof) or is otherwise to continue in full force pursuant to the terms of transaction or (2) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout of that spread no later than the time the Optionee would vest in those option shares or (3) the acceleration of such option is subject to other limitations imposed by the Plan Administrator.

         B. All outstanding repurchase rights under the Discretionary Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, immediately prior to the occurrence of a Change in Control, except to the extent: (1) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force pursuant to the terms of the transaction or (2) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

         C. Immediately following the consummation of the Change in Control, all outstanding options granted pursuant to the Discretionary Option Grant Program shall terminate, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the transaction.

         D. Each option granted pursuant to the Discretionary Option Grant Program that is assumed or otherwise continued in effect in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (1) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (2) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (3) the maximum number and/or class of securities for which any one person may be granted options and direct stock issuances pursuant to the Plan per calendar year. To the extent the holders of Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options granted pursuant to the Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such transaction.

         E. Among its discretionary powers, the Plan Administrator shall have the ability to structure an option (either at the time the option is granted or at any time while the option remains outstanding) so that the option shall become immediately exercisable and some or all of the shares subject to that option shall automatically become vested (and some or all of the repurchase rights of the Corporation with respect to the unvested shares subject to that option shall immediately terminate) upon the occurrence of a Change in Control, a Proxy Contest or any other specified event or the Optionee's Involuntary Termination within a designated period of time following any of these events. In addition, the Plan Administrator may provide that one or more of the Corporation's repurchase rights with respect to some or all of the shares held by the Optionee at the time of such a Change in Control, a Proxy Contest, or any other specified event or the Optionee's Involuntary Termination within a designated period of time following such an event shall immediately terminate and all of the shares shall become vested.

         F. The portion of any Incentive Option accelerated in connection with a Change in Control or Proxy Contest shall remain exercisable as an Incentive Option only to the extent the $100,000 limitation described in Section II.B. above is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the federal tax laws.

         G. The outstanding options shall in no way affect the right of the Corporation to undertake any corporate action.

                                 ARTICLE THREE

                             STOCK ISSUANCE PROGRAM
                             ----------------------

       I.   STOCK ISSUANCE TERMS

            Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each stock issuance under this program shall be evidenced by a stock issuance agreement that complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to awards that entitle the recipients to receive those shares upon the attainment of designated performance goals or the satisfaction of specified Service requirements.

            A.  Purchase Price.
                --------------

                   1. The purchase price per share shall be fixed by the Plan Administrator.

                   2. Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                         (a)  cash or check made payable to the Corporation, or

                         (b) past services rendered to the Corporation (or any Parent or Subsidiary).

            B.  Vesting Provisions.
                ------------------

                   1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the stock issuance agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to awards that entitle the recipients to receive those shares upon the attainment of designated performance goals or the satisfaction of specified Service requirements.

                   2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to such escrow arrangements as the Plan Administrator shall deem appropriate and shall be vested to the same extent the Participant's shares of Common Stock are vested.

                   3. The Participant shall have full stockholder rights (other than transferability) with respect to any shares of Common Stock issued to the Participant pursuant to the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Cash dividends constitute taxable compensation to the Participant are deductible by the Corporation (unless the Participant has made an election under Section 83(b) of the Code).

                   4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay the Participant, without interest, the lower of (a) the cash consideration paid for the surrendered shares or (b) the Fair Market Value of those shares at the time of cancellation and/or shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares by the applicable clause (a) or (b) amount.

                   5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock that would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

                   6. Outstanding share right awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated performance goals or Service requirements have not been attained or satisfied.

       II.  CHANGE IN CONTROL

            A. All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, immediately prior to the occurrence of a Change in Control, except to the extent
(1) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the transaction or (2) such accelerated vesting is precluded by other limitations imposed in the stock issuance agreement.

                   B. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and some or all of the shares of Common Stock subject to those terminated rights shall immediately vest, upon the occurrence of a Change in Control, a Proxy Contest or any other event, or the Participant's Involuntary Termination within a designated period of time following any of these events.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM
                         ------------------------------

       I.     OPTION TERMS

              A.  Automatic Grants. Option grants shall be made pursuant to the
                  ----------------
Automatic Option Grant Program in effect under this Plan as follows:

                     1. Initial Grant: Provided the non-Employee director has not previously been in the employ of the Corporation or any Parent or Subsidiary, each such individual who is first elected or appointed as a non-Employee director at any time on or after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option. The number of shares of Common Stock subject to the option shall be equal to the product of (a) 2,500 shares and (b) (i) 12 minus (ii) the number of whole calendar months that have elapsed since the last Annual Stockholders' Meeting or Special Meeting in lieu of an Annual Stockholders' Meeting at which directors are elected.

                     2. Annual Grants: On the date of each Annual Stockholders' Meeting (beginning with the 2002 Annual Stockholders' Meeting) or Special Meeting in lieu of an Annual Stockholders' Meeting at which directors are elected, each individual who is to continue to serve as a non-Employee director following an Annual Stockholders' Meeting, whether or not that individual is standing for re-election to the Board at that particular Annual Stockholders' Meeting, shall automatically be granted a Non-Statutory Option to purchase 30,000 shares of Common Stock. There shall be no limit on the number of such annual option grants any one non-Employee director may receive over his or her period of Board service, and non-Employee directors who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received one or more option grants from the Corporation shall be eligible to receive one or more such annual option grants over their period of continued Board service.

              B.  Exercise Price.  The exercise price per share for each option
                  --------------
grant made under the Automatic Option Grant Program shall be equal to 100% of the Fair Market Value per share of Common Stock on the option grant date.

              C.  Option Term.  Each option grant under the Automatic Option
                  -----------
Grant Program shall have a term of 10 years measured from the option grant date.

              D.  Exercise and Vesting of Options.
                  -------------------------------

                     1. Each option under the Automatic Option Grant Program shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the lower of (a) the exercise price paid per share or (b) the Fair Market Value per share of Common Stock at the time of repurchase, should the Optionee cease such Board service prior to vesting in those shares.

               2. The shares subject to each initial option grant shall vest, and the Corporation's repurchase right shall lapse, in monthly installments upon the Optionee's completion of each month of service as a non-Employee director measured from the option grant date.

               3. The shares subject to each annual option grant shall vest, and the Corporation's repurchase right shall lapse, in four successive quarterly installments upon the Optionee's completion of the each quarter of service as a non-Employee director measured from the grant date.

          E. Termination of Service. The following provisions shall govern the
             ----------------------
exercise of any options granted to the Optionee pursuant to the Automatic Option Grant Program that are outstanding at the time the Optionee ceases to serve as a director:

               1. The option shall be exercisable until the earlier to occur of
(a) the Expiration Date or (b) the one-year anniversary of the date the Optionee's Board service terminated.

               2. During the post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

               3. Should the Optionee's Board service cease due to death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may be exercised for any or all of those shares as fully vested shares of Common Stock.

               4. Upon the expiration of the one year exercise period or (if earlier) upon the Expiration Date, the option shall terminate for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate to the extent the option is not otherwise at that time exercisable for vested shares.

          F. Election to Decline Equity Incentive Grants. Notwithstanding
             -------------------------------------------
anything to the contrary set forth in the Plan, each non-Employee director may elect to decline one or more of the option grants to which he or she may otherwise be entitled under the Automatic Option Grant Program, provided that any non-Employee director who elects to decline any such option grant shall not receive any other compensation in lieu of that option grant. Such election shall be made pursuant to written notice to the Corporation in which the non-Employee director specifically declines one or more such option grants and acknowledges that such director will not receive any other compensation from the Corporation in lieu of those option grants.

          II.  CHANGE IN CONTROL/PROXY CONTEST

               A. In the event a Change in Control occurs while the Optionee remains a director, the shares of Common Stock at the time subject to each outstanding option that was granted pursuant to this Automatic Option Grant Program shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares subject to the option at that time as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Immediately following the consummation of the Change in Control, each automatic option grant shall terminate, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

               B. In the event a Proxy Contest occurs while the Optionee remains a director, the shares of Common Stock at the time subject to each outstanding option granted pursuant to this Automatic Option Grant Program shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Proxy Contest, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Such option shall remain exercisable until the earliest to occur of (1) the Expiration Date, (2) the expiration of the one-year period measured from the date of the Optionee's cessation of Board service, or
(3) the termination of the option in connection with a Change in Control transaction.

               C. All outstanding repurchase rights under this Automatic Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall vest in full, immediately prior to the occurrence of a Change in Control or a Proxy Contest that occurs while the Optionee remains a director.

               D. Each option which is assumed or otherwise continued in effect in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the holders of Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options granted pursuant to the Automatic Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such transaction.

               E. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to undertake any corporate action.

          III. REMAINING TERMS

               The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FIVE

                                  MISCELLANEOUS
                                  -------------

          I.   FINANCING

               The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest-bearing promissory note payable in one or more installments. After considering the tax and accounting consequences, the Plan Administrator shall establish the terms of any such promissory note (including the interest rate and the terms of repayment). In no event may the maximum credit available to the Optionee or Participant exceed the sum of (A) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of such shares) plus (B) any applicable income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase. Prior to permitting the use of promissory notes as payment under the Plan, the Plan Administrator should consider the restrictions on doing so imposed by Regulation U.

          II.  TAX WITHHOLDING

               A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares granted pursuant to the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

               B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock issued pursuant to the Plan (other than the options granted to non-Employee directors or independent contractors) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                    1. Stock Withholding: The election to have the Corporation
                       -----------------
withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares. So as to avoid adverse accounting treatment, the number of shares that may be withheld for this purpose may not exceed the minimum number needed to satisfy the applicable income and employment tax withholding rules.

                    2. Stock Delivery: The election to deliver to the
                       --------------
Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes). So as to avoid adverse accounting treatment, the number of shares that may be withheld for this purpose may not exceed the minimum number needed to satisfy the applicable income and employment tax withholding rules.

          III. SHARE ESCROW/LEGENDS

               Unvested shares of Common Stock may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Optionee's or the Participant's interest in such shares vests or may be issued directly to the Optionee or the Participant with restrictive legends on the certificates evidencing those unvested shares.

          IV.  CANCELLATION AND REGRANT OF OPTIONS

               The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or a different number of shares of Common Stock.

          V.   EFFECTIVE DATE AND TERM OF THE PLAN

               A. The Plan shall become effective immediately on the Plan Effective Date. No options may be granted or stock issued under the Plan at any time before the Plan Effective Date.

               B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan on the Plan Effective Date shall be transferred to the Plan at that time and shall be treated as outstanding options under the Plan.

               C. Each outstanding option so transferred shall continue to be governed by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to automatically affect or otherwise modify the rights or obligations of the holders of such transferred options.

               D. Notwithstanding the previous sentence, one or more provisions of the Plan, including, without limitation, the acceleration provisions of the Discretionary Option Grant Program relating to Changes in Control and Proxy Contests, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plans provided that such provision or provisions do not adversely affect the Optionee's rights and obligations.

               E. Unless terminated by the Board prior to such time, the Plan shall terminate upon the tenth anniversary of the Plan's adoption by the Board. Should the Plan terminate when any options or unvested shares are outstanding, such awards shall continue in effect in accordance with the provisions of the documents evidencing such grants or issuances.

          VI.   AMENDMENT OF THE PLAN

                The Board shall have complete and exclusive power and authority to amend the Plan or any awards made hereunder. However, no such amendment of the Plan shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment. In addition, certain amendments to the Plan shall required approval of the Corporation's stockholders.

          VII.  USE OF PROCEEDS

                Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for any corporate purpose.

          VIII. REGULATORY APPROVALS

                A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (1) upon the exercise of any option or (2) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

                B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable requirements of any stock exchange or the Nasdaq Stock Market on which Common Stock is then listed for trading or traded.

          IX.   NO EMPLOYMENT/SERVICE RIGHTS

                Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

          X.    CALIFORNIA BLUE SKY PROVISIONS

               If the Corporation is not exempt from California securities laws, the following provisions shall apply to any sale of Common Stock or any option grant to an individual who is eligible to receive such grants pursuant to the Plan who resides in the State of California.

                A. Option Grant Program.
                   --------------------

                       1. The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

                    (a) The exercise price per share applicable to each option shall not be less than 85% of the Fair Market Value per share of Common Stock on the date the option is granted.

                    (b) If the person to whom the option is granted is a 10% Stockholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date the option is granted.

               2. The Plan Administrator may not impose a vesting schedule upon any option grant or the shares of Common Stock subject to that option which is more restrictive than 20% per year vesting, with the initial vesting to occur not later than one year after the option grant date. However, such limitation shall not be applicable to any option grants made to individuals who are officers of the Corporation, non-Employee directors or independent contractors.

               3. Unless the Optionee's Service is terminated for Misconduct (in which case the option shall terminate immediately), the option (to the extent it was vested and exercisable at that the time Optionee's Service ceased) must remain exercisable, following Optionee's termination of Service, for at least (a) six months if Optionee's Service terminates due to death or Permanent Disability or (b) thirty days in all other cases.

        B.  Stock Issuance Program.
            ----------------------

               1. The purchase price per share for shares issued under the Stock Issuance Program shall be fixed by the Plan Administrator but shall not be less than 85% of the Fair Market Value per share of Common Stock on the issue date. However, the purchase price per share of Common Stock issued to a 10% Stockholder shall not be less than 100% of such Fair Market Value.

               2. The Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than 20% per year vesting, with initial vesting to occur not later than one year after the issuance date. Such limitation shall not apply to any Common Stock issuances made to the officers of the Corporation, non-Employee directors or independent contractors.

        C.  Repurchase Rights. To the extent specified in a stock purchase
            -----------------
agreement or stock issuance agreement, the Corporation and/or its stockholders shall have the right to repurchase any or all of the unvested shares of Common Stock held by an Optionee or Participant when such person's Service ceases. However, except with respect to grants to officers, directors, and consultants of the Corporation, the repurchase right must satisfy the following conditions:

               1. The Corporation's right to repurchase the unvested shares of Common Stock must lapse at the rate of at least 20% per year over five years from the date the option was granted under the Discretionary Option Grant Program or the shares were issued under the Stock Issuance Program.

                 2. The Corporation's repurchase right must be exercised within ninety days of the date that Service ceased (or the date the shares were purchased, if later).

                 3. The purchase price must be paid in the form of cash or cancellation of the purchase money indebtedness for the shares of Common Stock.

                                    APPENDIX
                                    --------

          The following definitions shall be in effect under the Plan:

          A. Automatic Option Grant Program shall mean the automatic option
             ------------------------------
grant program in effect under Article Four of the Plan.

          B. Board shall mean the Corporation's Board of Directors.
             -----

          C. Change in Control shall mean a change in ownership or control of
             -----------------
the Corporation effected through any of the following transactions:

             (i) a merger, consolidation or other reorganization approved by the Corporation's stockholders, unless securities representing more than 50% of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction, or

             (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

             (iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

          D. Code shall mean the Internal Revenue Code of 1986, as amended.
             ----

          E. Common Stock shall mean the Corporation's common stock.
             ------------

          F. Corporation shall mean BioLase Technology, Inc., a Delaware
             -----------
corporation, and any corporate successor to all or substantially all of the assets or voting stock of BioLase Technology, Inc. which adopts the Plan.

          G. Discretionary Option Grant Program shall mean the discretionary
             ----------------------------------
option grant program in effect under Article Two of the Plan.

          H. Employee shall mean an individual who is in the employ of the
             --------
Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          I. Exchange Act shall mean the Securities Exchange Act of 1934, as
             ------------
amended.

          J. Exercise Date shall mean the date on which the option shall have
             -------------
been exercised in accordance with the appropriate option documentation.

          K. Fair Market Value per share of Common Stock on any relevant date
             -----------------
shall be determined in accordance with the following provisions:

             (i) If the Common Stock is at the time traded on the Nasdaq Stock Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq Stock Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

             (ii) If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

             (iii) If the Common Stock is at the time neither listed on any stock exchange or the Nasdaq Stock Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

          L. Incentive Option shall mean an option that satisfies the
             ----------------
requirements of Code Section 422.

          M. Involuntary Termination shall mean the termination of the Service
             -----------------------
of any individual which occurs by reason of:

             (i) such individual's involuntary dismissal or discharge by the Corporation (or its Parent or Subsidiary) for reasons other than Misconduct, or

             (ii) such individual's voluntary resignation following (a) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities, (b) a reduction in his or her base salary by more than 15%, unless the base salaries of all similarly situated individuals are reduced by the Corporation (or any Parent or Subsidiary) employing the individual or (c) a relocation of such individual's place of employment by more than fifty miles, provided and only if such change, reduction or relocation is effected by the Corporation (or any Parent or Subsidiary) without the individual's consent.

          N. Misconduct shall mean the commission of any act of fraud,
             ----------
embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

          O. Non-Statutory Option shall mean an option not intended to be an
             --------------------
Incentive Option.

          P. Optionee shall mean any person to whom an option is granted under
             --------
the Discretionary Option Grant or Automatic Option Grant Program.

          Q. Parent shall mean any corporation (other than the Corporation) in
             ------
an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          R. Participant shall mean any person who is issued shares of Common
             -----------
Stock under the Stock Issuance Program.

          S. Permanent Disability or Permanently Disabled shall mean the
             --------------------------------------------
inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of 12 months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-Employee director to perform his or her usual duties as a director by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of 12 months or more.

          T. Plan shall mean the BioLase Technology, Inc. 2002 Stock Incentive
             ----
Plan.

          U. Plan Administrator shall mean the particular entity, whether the
             ------------------
Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

          V. Plan Effective Date shall mean the date the Plan becomes effective
             -------------------
and shall be coincidental with the date the Plan is approved by the Corporation's stockholders. The Plan Effective Date shall accordingly be the date of the 2002 Annual Stockholders' Meeting, provided the stockholders approve the Plan at such meeting.

          W. Predecessor Plan shall mean the BioLase Technology, Inc. 1998 Stock
             ----------------
Option Plan.

          X. Primary Committee shall mean the committee comprised of one or more
             -----------------
directors designated by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. To obtain the benefits of Rule 16b-3, there must be at least two members on the Primary Committee and all of the members must be "non-employee" directors as that term is defined in the Rule or the entire Board must approve the grant(s). Similarly, to be exempt from the million dollar compensation deduction limitation of Code
Section 162(m), there must be at least two members on the Primary Committee and all of the members must be "outside directors" as that term is defined in Code
Section 162(m).

          Y. Proxy Contest shall mean a change in ownership or control of the
             -------------
Corporation effected through a change in the composition of the Board over a period of 36 consecutive months or less such that a majority of the directors ceases, by reason of one or more contested elections for directorship, to be comprised of individuals who either (i) have been directors continuously since the beginning of such period or (ii) have been elected or nominated for election as directors during such period by at least a majority of the directors described in clause (i) who were still in office at the time the Board approved such election or nomination.

          Z. Secondary Committee shall mean a committee of one or more directors
             -------------------
appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

          AA. Section 16 Insider shall mean an executive officer or director of
              ------------------
the Corporation or the holder of more than 10% of a registered class of the Corporation's equity securities, in each case subject to the short-swing profit liabilities of Section 16 of the Exchange Act.

          BB. Service shall mean the performance of services for the Corporation
              -------
(or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-Employee member of the board of directors or independent contractor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

          CC. Stock Issuance Program shall mean the stock issuance program in
              ----------------------
effect under Article Three of the Plan.

          DD. Subsidiary shall mean any corporation (other than the Corporation)
              ----------
in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          EE. 10% Stockholder shall mean the owner of stock (as determined under
              ---------------
Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

          FF. Withholding Taxes shall mean the applicable income and employment
              -----------------
withholding taxes to which the holder of a Non-Statutory Option or unvested shares of Common Stock under the Plan may become subject in connection with the exercise of those options or the vesting of those shares.

                            BIOLASE TECHNOLOGY, INC.
                                      PROXY

                  Annual Meeting of Stockholders, May 23, 2002

         This Proxy is Solicited on Behalf of the Board of Directors of
                            BIOLASE TECHNOLOGY, INC.

     The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held Thursday, May 23, 2002 and the Proxy Statement and appoints Jeffrey W. Jones and Edson J. Rood, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of BIOLASE TECHNOLOGY, INC. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2002 Annual Meeting of Stockholders of the Company to be held at the Company's offices at 981 Calle Amanecer, San Clemente, California 92673, on Thursday, May 23, 2002 at 2:00 p.m. Pacific Time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on this proxy card.

     1. To elect four directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal:

                       FOR                              WITHHOLD
               all nominees listed                    AUTHORITY TO
                   (except as                         VOTE for all
                indicated to the                    nominees listed
                 contrary hereon)
                      [_]                                 [_]

        Nominees:  Federico Pignatelli
                   William A. Owens
                   Jeffrey W. Jones
                   George V. d'Arbeloff


        INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

        ______________________________________

     2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2002.

              FOR       AGAINST     ABSTAIN
              [_]         [_]         [_]

     3. To approve the BioLase Technology, Inc. 2002 Stock Incentive Plan as a replacement to the BioLase Technology, Inc. 1998 Stock Option Plan.

              FOR       AGAINST     ABSTAIN
              [_]         [_]         [_]

     4. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

              FOR       AGAINST     ABSTAIN
              [_]         [_]         [_]

     The Board of Directors recommends a vote IN FAVOR OF the directors listed above and a vote IN FAVOR OF each of the listed proposals. This Proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted IN FAVOR OF the election of the directors listed above and IN FAVOR OF Proposals Two and Three.

     Please sign your
     name:              ______________________________      Date:_______________
                          (Authorized Signature(s))